                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ---------------

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):  September 3, 1999

                            Hilton Hotels Corporation
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)

   Delaware                          1-3427                    36-2058176
---------------             ------------------------      --------------------
(State of                   (Commission File Number)      (IRS Employer
 Incorporation)                                            Identification No.)

                             9336 Civic Center Drive
                         Beverly Hills, California 90210
                ---------------------------------------------------
                (Address of principal executive offices) (Zip Code)

                                 (310) 278-4321
                ----------------------------------------------------
                (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On September 3, 1999 the Board of Directors of Hilton Hotels Corporation (the "Company") approved an amendment (the "Amendment") to the Company's Amended and Restated Rights Agreement to increase the percentage ownership threshold at which the rights become exercisable from 15% to 20%.

         The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment which is attached as an exhibit to this Form 8-K and incorporated by reference herein.




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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         7(c)     EXHIBITS

         4.       Amendment No. 1 dated as of September 3, 1999 to Amended and
                  Restated Rights Agreement, dated as of September 10, 1999, between
                  Hilton Hotels Corporation and ChaseMellon Shareholder Services, L.L.C.,
                  as Rights Agent.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 3, 1999              HILTON HOTELS CORPORATION


                                      By: /s/ Thomas E. Gallagher
                                          --------------------------------
                                          Thomas E. Gallagher
                                          Executive Vice President, Chief
                                          Administrative Officer, General
                                          Counsel and Secretary

                                   EXHIBIT INDEX

 4.     Amendment No. 1 dated as of September 3, 1999 to Amended and Restated Rights
        Agreement, dated as of September 10, 1998, between Hilton Hotels Corporation and
        ChaseMellon Shareholder Services, L.L.C., as Rights Agent.



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